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[LOGO] ALLMERICA SELECT                        ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
        A HIGHER STANDARD                                     440 LINCOLN STREET, WORCESTER, MA 01653
                                                                          [ALLMERICA SELECT ADVOCATE]
VARIABLE ANNUITY APPLICATION
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1 MY INVESTMENT  How much I want to invest.
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I am investing $________________ in Allmerica Select [Advocate.]
(Minimum $10,000. Make check payable to Allmerica Financial.)

If IRA, Roth, or SEP-IRA application, this payment is a (check one):

/ / Rollover/Conversion              / / Trustee to Trustee Transfer
/ / Payment for Tax Year _______
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2 WHERE  Where I want my money invested.
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Select your investment portfolio by allocating your dollars among the accounts by percent or select one of the Model Portfolios below. Use whole percentages.

_____ % Select Emerging Mkts.      _____ % Select Gr. & Inc.
_____ % Select Int'l Equity        _____ % Fidelity VIP Eq. Inc.
_____ % T. Rowe Price Int'l        _____ % Fidelity VIP High Inc.
_____ % Select Aggr. Growth        _____ % Select Inv. Grade Inc.
_____ % Select Capital Appr.       _____ % Allmerica Money Mkt.
_____ % Select Value Opp.          _____ % Fixed Account
_____ % Select Growth
_____ % Select Strategic Gr.
_____ % Fidelity VIP Growth

Guarantee Period Accounts (GPA) ($1,000 minimum per Account)
            GPAS ARE NOT AVAILABLE IN MARYLAND, OREGON, PENNSYLVANIA
                                 OR WASHINGTON.
____ % 3 Year    ____ % 6 Year ____ % 8 Year
____ % 5 Year    ____ % 7 Year ____ % 9 Year  ____ % 10 Year

MODEL PORTFOLIOS
/ / Accumulator  / / Builder  / / Provider  / / Saver  / /Preserver
TOTAL OF ALL ALLOCATIONS MUST EQUAL 100%. FUTURE INVESTMENTS WILL BE ALLOCATED TO THIS SELECTION UNLESS CHANGED BY ME.
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3 ACCOUNT REBALANCING
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/ /  I elect Automatic Account Rebalancing of the VARIABLE
     ACCOUNTS to the allocations specified in Section 2.

     / / Monthly  / / Quarterly  / / Semi-Annually  / / Annually

AUTOMATIC ACCOUNT REBALANCING AND DOLLAR COST AVERAGING CANNOT
BE IN EFFECT SIMULTANEOUSLY.
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4 DOLLAR COST AVERAGING
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Select ONE account from which to transfer money.
Be sure you have allocated money to this account in Section 2.

Transfer $____________ ($100 Minimum)

FROM / / Fixed Account OR / / Select Income* OR / / Money Market* (*This account cannot be selected in the allocation below.)

EVERY / / Month  / / 3 Mos.  / / 6 Mos.  / / 12 Mos.
INTO:
_____ % Select Emerging Mkts.      _____ % Select Strategic Gr.
_____ % Select Int'l Equity        _____ % Fidelity VIP Growth
_____ % T. Rowe Price Int'l        _____ % Select Gr. & Inc.
_____ % Select Aggr. Growth        _____ % Fidelity VIP Eq. Inc.
_____ % Select Capital Appr.       _____ % Fidelity VIP High Inc.
_____ % Select Value Opp.          _____ % Select Inv. Grade Inc.
_____ % Select Growth              _____ % Allmerica Money Mkt.
                                     100 % Total
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5 THE OWNER            Please Print Clearly
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OWNER'S First Name                    Middle                  Last


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Street Address


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City                                  State                    Zip

        -      -                           /    /                       / /M    / / F
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Owner's Social Security Number      Date of Birth/Trust                      Sex

(       )
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Daytime Phone Number


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JOINT OWNER'S First Name                Middle                   Last

        -      -                           /    /                       / /M    / / F
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Joint Owner's Social Security Number     Date of Birth                        Sex

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6 THE ANNUITANT Please Print Clearly
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ANNUITANT'S First Name                  Middle                   Last

        -      -                           /    /                       / /M    / / F
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Annuitant's Social Security Number     Date of Birth                         Sex

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JOINT ANNUITANT'S First Name            Middle                   Last

        -      -                           /    /                       / /M    / / F
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Joint Annuitant's Social Security Number    Date of Birth                    Sex

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7 BENEFICIARY   Please Print Clearly
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If there are Joint Owners, the survivor is always Primary Beneficiary.


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Name of Primary Beneficiary Relationship to Owner


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Name of Contingent Beneficiary Relationship to Owner

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8 OPTIONAL RIDERS
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I elect: / / Enhanced Death Benefit
         / / __________________________________

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9 REPLACEMENT
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Will the proposed contract replace any existing annuity or life insurance policy?  / / Yes  / / No

(If yes, list company name and policy number.)

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AS-693(5/00)
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10 TYPE OF ACCOUNT TO BE ISSUED
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(Check only one.)

/ / Non-Qualified   / / Non-Qualified Deferred Comp.
/ / Regular IRA     / / Roth IRA   / / SEP-IRA*
/ / Deferred Compensation Plan (Section 457)*

*Attach required additional forms. Existing Case # ______________

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11 TELEPHONE AUTHORIZATION
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You will automatically be able to transfer account values, change the allocation of future investments and obtain account values by telephone unless you check the box below.

/ / I DO NOT accept this Telephone authorization.

(Please see additional information in Section 13 below.)

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12 REMARKS
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NOTICE TO ARKANSAS/NEW JERSEY/OHIO RESIDENTS ONLY: "Any person who includes any false or misleading information on an application for an insurance policy/certificate is subject to criminal and civil penalties."
NOTICE TO COLORADO/KENTUCKY/LOUISIANA/MAINE/NEW MEXICO/PENNSYLVANIA/WASHINGTON, D.C. RESIDENTS
ONLY: "Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties."
NOTICE TO FLORIDA RESIDENTS ONLY: "Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing a false, incomplete, or misleading information is guilty of a felony of the third degree."
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13 SIGNATURES
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I/We represent to the best of my/our knowledge and belief that the statements made in this application are true and complete. I/We agree to all terms and conditions as shown on the front and back. It is indicated and agreed that the only statements which are to be construed as the basis of the contract are those contained in this application. I/We acknowledge receipt of a current prospectus describing the contract applied for. If IRA, Roth, or SEP-IRA application, I/we have received a Disclosure Buyer's Guide. I/WE UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE
VARIABLE ACCOUNTS MAY FLUCTUATE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT; AND ALL PAYMENTS AND
VALUES BASED ON THE GUARANTEE PERIOD ACCOUNTS (WHERE GPAS ARE AVAILABLE) ARE SUBJECT TO A MARKET
VALUE ADJUSTMENT FORMULA (IF APPLICABLE), THE OPERATION OF WHICH MAY RESULT IN EITHER AN UPWARD OR
DOWNWARD ADJUSTMENT.
If I/we accepted the Telephone Authorization privilege in Section 11 above, I/we understand that
Allmerica Financial Life Insurance and Annuity Company is authorized to honor telephone requests by any person who can furnish proper identification to transfer account values among Allmerica Select investment options, change the allocation of my/our future investments and obtain account values.
Neither the Company nor its affiliates and their collective directors, officers, employees and agents will be responsible for any claim arising from such action if the Company acted on instructions in good faith in reliance on this authorization.

/ / Please send me a Statement of Additional Information (SAI).
/X/
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Signature of Owner               Signed at (City and State)                Date
/X/
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Signature of Joint Owner         Signed at (City and State)                Date

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14 FOR REGISTERED REP USE ONLY
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DOES THE CONTRACT APPLIED FOR REPLACE AN EXISTING ANNUITY OR LIFE INSURANCE POLICY(IES)? / / YES /
/ NO If yes, attach replacement forms as required. As Registered Representative, I certify witnessing the signature of the applicant(s) and that the information in this application has been accurately recorded, to the best of my knowledge and belief. Based on the information furnished by the Owner(s) in this application, I certify that I have reasonable grounds for believing the purchase of the contract applied for is suitable for the Owner(s). I further certify that the
Prospectuses were delivered and that no written sales materials other than those furnished or approved by the Company were used.

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Signature of Registered Representative      Print Name of Registered Representative      Telephone

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Social Security          # Florida License        # Registered Rep          # E-Mail Address

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Name of Broker/Dealer            Branch #

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Branch Office Street Address for Contract Delivery         City           State          Zip
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       ALLMERICA SELECT - ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                    440 LINCOLN STREET - WORCESTER, MA 01653

AS-693 (5/00)